May 30, 2014

PROFIT FUNDS INVESTMENT TRUST
THE PROFIT FUND
(Ticker: PVALX)

Supplement to Statement of Additional Information dated February 1, 2014

This supplement updates certain information contained in the Statement of Additional for the Profit Fund (the “Fund”), a series of the Profit Funds Investment Trust (the “Trust”).  You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge on the Fund’s website at www.profitfunds.com, or upon request by calling toll-free 1-888-744-2337.

Delete the Table identifying Trustees and Officers on pages 12 -13 in its entirety and replace with the following.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The Trustees serve for an indefinite term and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation During the Past 5 Years and Directorships Of Public Companies Held Within the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Interested Trustee: *Eugene A. Profit 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1964	President and Trustee	Since June 1996	President, Chief Executive Officer and Chief Investment Officer of Profit Investment Management, LLC, the investment adviser of the Fund	1

Independent Trustees: Robert M. Milanicz 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1948	Trustee	Since October 1996	From January 2014 to Present, Chief Financial Officer of The GRB Company, LLC (a government contract and consulting firm); from June 2010 to December 2013, Director, Accounting Operations of the American Psychological Association; from October 2000 to June 2010, Assistant Controller of the American Psychological Association	1

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation During the Past 5 Years and Directorships Of Public Companies Held Within the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee
Kim Michele Keenan 7500 Old Georgetown Road Suite 700 Bethesda, Maryland 20814 Year of Birth: 1962	Trustee	Since March 2009	From November 2010 to present, General Counsel of the National Association for the Advancement of Colored People (“NAACP”); from October 2007 to November 2010, Principal and founder of The Keenan Firm, PLLC (a law firm)	1

Executive Officers: Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Vice President	Since October 2001	Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer)	N/A
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1969	Treasurer	Since February 2014	Director of Fund Accounting of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	N/A
Frank L. Newbauer 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1954	Secretary Chief Compliance Officer	Since May 2011 May 2014	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (2010 to present); Assistant Vice President of JPMorgan Chase Bank, N.A. (1999 to 2010).	N/A

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Fund’s investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.